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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 4, 2000
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
        Puerto Rico                        0-17224                66-0312162
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
(State or other jurisdiction of      (Commission File No.)      (IRS Employer
incorporate)                                                 Identification No.)
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       1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico     00920
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including areas code:          (787) 749-7100


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ITEM 5.  OTHER EVENTS

    On February 4, 2000, the Board of Directors of the Company voted to elect Harold D. Vicente as a director of the Company to fill the vacancy on the Board created by the death of Victor M. Pons, Jr. on November 11, 1999. Mr. Vicente, who is 54 years old, is an attorney in private practice in San Juan, Puerto Rico with the law firm of Vicente & Cuebas. The Board also voted to make Mr. Vicente a member of the Company's Audit Committee. Mr. Vicente will stand for election with the other nominees for directors at the Company's annual meeting of shareholders scheduled for April 13, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DORAL FINANCIAL CORPORATION


                                             By:      /s/ Richard F. Bonini
                                                 -------------------------------
                                                        Richard F. Bonini
                                                 Senior Executive Vice President
                                                   and Chief Financial Officer


Date: February 24, 2000


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